UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K


                                  CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 24, 2007

                               HORIZON FINANCIAL CORP.
              (Exact name of registrant as specified in its charter)

         Washington                    0-27062                91-1695422
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

1500 Cornwall Avenue, Bellingham, Washington                     98225
  (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number (including area code):  (360) 733-3050


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

Base Salaries of Executive Officers

     On April 24, 2007, Horizon Financial Corp. ("Company"), in accordance with the recommendations made by the Retirement and Compensation Committee to the Board of Directors, increased the Annual Base Salary of Steven L. Hoekstra, Executive Vice President and Chief Credit Officer of Horizon Bank, the financial institution subsidiary of the Company, from $142,680 to $147,000, effective May 1, 2007. As previously disclosed, Mr. Hoekstra's annual base salary was increased effective April 1, 2007 from $137,820 to $142,680.

Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On January 18, 2007, Horizon Financial Corp. issued its earnings release for the quarter ended December 31, 2006. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)    Exhibits

     99.1   Press Release of Horizon Financial Corp. dated January 18, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    HORIZON FINANCIAL CORP.



Date: April 26, 2007                By: /s/ V. Lawrence Evans
                                        -------------------------------------
                                        V. Lawrence Evans
                                        President and Chief Executive Officer

                                 Exhibit 99.1

         HORIZON FINANCIAL'S NET INCOME AND EPS UP 22% IN FISCAL 2007;
         -------------------------------------------------------------
      GENERATES LOAN GROWTH OF 15% AND DEPOSIT GROWTH OF 17% DURING YEAR
      ------------------------------------------------------------------

BELLINGHAM, Wash.--(BUSINESS WIRE)--Horizon Financial Corp. (NASDAQ:HRZB -
News) today reported that strong loan and deposit growth in the first half of the year, and managed growth in the second half, produced record profits in the fiscal year ended March 31, 2007. For the year, net income was $19.0 million or $1.53 per diluted share, up 22% from $15.7 million, or $1.25 per diluted share in fiscal 2006. For the fourth fiscal quarter, net income grew 18% and earnings per share increased 21% relative to the same quarter of last year. Fiscal fourth quarter net income was $4.9 million, or $0.40 per diluted share, versus $4.2 million, or $0.33 per diluted share a year ago. All per share data has been adjusted for the 5-for-4 stock split, paid in the form of a 25% stock dividend, on October 23, 2006.

Fiscal 2007 Highlights:

    * Net income grew 22% over the previous year to a record $19.0 million, or $1.53 per share.
    * Net interest margin expanded 7 basis points to 4.73% from a year ago despite a difficult interest rate environment.
    *  Tangible book value per share grew 10% to $10.04.
    *  Profitability improved on virtually every metric:
          -- Return on average equity (ROE) increased to 16.1% from 14.3%
             in fiscal 2006.
          -- Return on average assets (ROA) improved to 1.57%, compared to
             1.48% in the previous year.
          -- The efficiency ratio improved to 47.8%, compared to 49.6% a year ago.
    * Asset quality remained excellent with nonperforming assets at just 0.07% of total assets at year end.

"Washington's economy is now in its fourth year of expansion and the economy continues to improve," stated V. Lawrence Evans, Chairman and CEO. "In fact, the March unemployment rate was just 4.6%, the lowest level in the state's history."

Conference Call Information

Management will host a conference call today, April 26, at 1:30 pm PDT (4:30 pm EDT) to discuss the fiscal 2007 results. The live call can be accessed by dialing 303-262-2137. The replay, which can be accessed shortly after the call concludes, will be available for a month and can be heard by dialing 303-590-3000, using access code 11086947#.

Review of Operations

Net revenues for the year increased 17% over fiscal 2006 and fourth quarter revenues increased 15% over the same quarter last year, with fairly balanced growth in both net interest and non-interest income. For fiscal 2007, revenues were $58.3 million, compared to $49.9 million in fiscal 2006. For the fourth quarter, revenues were $14.7 million, compared to $12.8 million in the same quarter last year.

Reflecting improved yields on loans and growth in the loan portfolio, interest income grew 33% to $92.6 million in fiscal 2007, from $69.4 million in the previous year. Due to rising funding costs and deposit growth, interest expense rose 61% to $40.1 million, from $24.9 million in fiscal 2006. Net interest income increased 18% to $52.5 million in the year, from $44.5 million fiscal 2006. Non-interest income was $5.8 million, up 8% from $5.4 million last year, as decreased gain on sale of loans was more than offset by improved service fee income. Non-interest expense grew 12% to $27.9 million, from $24.8 million in fiscal 2006, reflecting increased compensation, employee benefit and occupancy expenses.

In the fourth quarter of fiscal 2007, interest income increased 27% to $24.1 million, compared to $19.0 million in the same quarter a year ago. Interest expense increased 53% to $10.9 million, from $7.1 million in the fourth quarter last year. Net interest income was $13.2 million for the final quarter of fiscal 2007, up 11% from $11.9 million a year ago. Non-interest income was $1.5 million in the fourth quarter of 2007, up 60% from $941,000 a year ago, primarily due to decreased losses on the sale of investment securities. Non-interest expense was $7.4 million for the quarter, up 15% from $6.4 million in the fourth quarter in fiscal 2006.

The net interest margin was 4.73% in fiscal 2007, up from 4.66% in the previous year. For the quarter ended March 31, 2007, the net interest margin was 4.63%, compared to 4.70% in the preceding quarter and 4.77% in the fourth quarter of fiscal 2006. The yield on earning assets was 8.35% in fiscal 2007, up from 7.27% in the previous year. In the fourth

                                        (more)

HRZB-fiscal 2007 Record Profits
April 26, 2007
Page 2


quarter of fiscal 2007, the yield on earnings assets was 8.45%, down modestly from 8.51% in the preceding quarter but still up substantially from 7.63% in the fourth quarter of last year. The cost of interest-bearing liabilities was 3.74% for the year, versus 2.70% in fiscal 2006. In the fourth quarter, the cost of interest-bearing liabilities was 3.96%, up slightly from 3.93% in the preceding quarter but up substantially from 2.96% in the fourth quarter of last year.

In fiscal 2007, ROE increased to 16.1% from 14.3% in fiscal 2006, and ROA improved to 1.57%, compared to 1.48% in the previous year. For the full fiscal year, the efficiency ratio improved to 47.8%, compared to 49.6% a year ago. For the fourth quarter, ROE increased to 16.1%, compared to 14.9% in the same quarter last year, while ROA improved to 1.56%, up from 1.51% in the fourth quarter of fiscal 2006. The efficiency ratio improved slightly to 50.1% in the final quarter of fiscal 2007, from 50.3% in the same quarter last year.

"We continue to look for opportunities to expand both within our market and in complementary markets," stated Dennis Joines, President and COO. "Our move into Pierce County two years ago is contributing to profitability and we are opening a second office there this quarter. Puyallup, a thriving community east of Tacoma, offers strong growth potential, with a strong manufacturing base with Boeing and Milgard plants, the high-traffic South Hill district, and proximity to McChord Air Force Base and Fort Lewis."

Balance Sheet Review

Total assets grew 14% to $1.27 billion at year-end, from $1.12 billion at March 31, 2006. Net loans increased 15% to $1.05 billion at the end of March 2007, compared to $919 million a year earlier. The loan mix remains unchanged from a year ago, with commercial real estate loans representing 70% of net loans, commercial loans representing 13%, residential 12%, and consumer 5% of net loans.

"The majority of our loan growth was generated in the first half of the year, when we added $118 million in net new loans, compared to just $18 million in the second half," Evans said. "While some of that is seasonal, we have continued to see strong demand in the market, but are only funding those loans that meet our underwriting and pricing standards, and emphasize long-term, full-service relationships with our customers."

Non-performing loans (NPLs) were $226,000 at March 31, 2007, or 0.02% of net loans and non-performing assets (NPAs) totaled $951,000, or 0.07% of total assets. At the end of December 2006, NPLs and NPAs were $1.1 million, representing 0.10% of net loans and 0.09% of total assets, respectively. At the end of the fourth quarter of fiscal 2006, NPLs and NPAs were $1.2 million, or 0.13% of net loans and 0.10% of total assets.

Reflecting limited sequential quarter loan growth, Horizon had no provision for loan losses in the fourth quarter, but added $1.9 million to the loan loss reserve during fiscal 2007, commensurate with annual loan growth totals. Horizon had net charge offs of $80,000 in the fourth quarter and a total of $145,000 in the full year. The reserve for loan losses totaled $15.9 million at March 31, 2007, representing 1.51% of net loans receivable.

"Keeping our asset quality high reduces credit costs and contributes to our overall profitability," stated Rich Jacobson, EVP and CFO. "While we do a strong residential lending business, we are not in the sub-prime lending market and have no direct exposure to that part of the credit market. We remain optimistic about the ongoing health of the construction and housing markets, with immigration continuing to fuel new projects. In fact, population growth in Whatcom, Skagit, Snohomish and Pierce counties continues to outpace the state as a whole."

Total deposits increased 17% to $975 million at the end of March 2007, compared to $834 million a year earlier. Transaction accounts grew 9% to $380 million, from $348 million a year ago, while time deposits increased 23% to $596 million, versus $486 million at the fiscal 2006 year-end. Transaction accounts represented 39% of total deposits at the end of March 2007, compared to 42% a year earlier.

"We continue to compete for deposits in our market and are seeking ways to build our deposit gathering franchise, but the competition in the Northwest remains tough," Joines said. "We will continue to manage our loan growth even as the weather turns and construction and development projects pick back up. By being selective when adding loans, we can protect our net interest margin and credit quality, which remain well above our peer group averages."

At March 31, 2007, Horizon's book value was $10.11 per share, compared to $9.16 a year earlier, and tangible book value was $10.04, up from $9.09 a year ago. In the fourth quarter of fiscal 2007, Horizon repurchased 20,500 shares at an average price of $23.086 per share. In the full year, share repurchases totaled 144,580, at an average price of $20.310 per share. All per share data has been adjusted to reflect the 5-for-4 stock split, paid in the form of a 25% stock dividend, on October 23, 2006.

                                        (more)

HRZB-fiscal 2007 Record Profits
April 26, 2007
Page 3

Horizon Financial Corp. is a $1.3 billion, state-chartered bank holding company headquartered in Bellingham, Washington. Its primary subsidiary, Horizon Bank, is a state-chartered commercial bank that operates 18 full-service offices, four commercial loan centers and four real estate loan centers throughout Whatcom, Skagit, Snohomish and Pierce counties, Washington.

CONSOLIDATED
 STATEMENTS OF INCOME      Quarter             Quarter              Quarter
(unaudited) (in             Ended     Three     Ended        One     Ended
 000s, except              Mar 31,    Month    Dec 31,      Year    Mar 31,
 share data)                 2007     Change    2006       Change    2006
------------------------------------------------------------------------------
Interest
 income:
   Interest on loans       $23,160      -1%    $23,277      28%    $18,039
   Interest and
    dividends on
    securities                 965      -6%      1,022       1%        953
                        -----------         -----------         -----------
      Total interest
       income               24,125      -1%     24,299      27%     18,992

Interest
 expense:
   Interest on deposits      9,012       3%      8,715      60%      5,646
   Interest on
    borrowings               1,883     -13%      2,162      28%      1,476
                        -----------         -----------         -----------
      Total interest
       expense              10,895       0%     10,877      53%      7,122
                        -----------         -----------         -----------
      Net interest
       income               13,230      -1%     13,422      11%     11,870

   Provision for
    loan losses                  -    -100%        450    -100%        300
                        -----------         -----------         -----------
      Net
       interest income
       after provision
       for loan losses      13,230       2%     12,972      14%     11,570

Non-interest income:
   Service fees                800      -3%        823       7%        750
   Net gain on sales of
    loans - servicing
    released                   233      44%        162       2%        229
   Net gain on sales of
    loans - servicing
    retained                     1     -93%         14     -80%          5
   Net loss on sales of
    investment securities      (29)    NA            -     NA         (518)
   Other                       503      20%        420       6%        475
                        -----------         -----------         -----------
      Total non-interest
       income                1,508       6%      1,419      60%        941

Non-interest expense:
   Compensation and
    employee benefits        4,195       1%      4,159      11%      3,771
   Building occupancy        1,212      10%      1,099      24%        980
   Other expenses            1,542      11%      1,395      19%      1,293
   Data processing             220       4%        212       0%        220
   Advertising                 212      12%        189      22%        174
                        -----------         -----------         -----------
      Total non-
       interest expense      7,381       5%      7,054      15%      6,438

Income before provision
 for income taxes            7,357       0%      7,337      21%      6,073
Provision for
 income taxes                2,444       0%      2,454      28%      1,909
                        -----------         -----------         -----------
Net Income                  $4,913       1%     $4,883      18%     $4,164
                        ===========         ===========         ===========

Earnings per
 share :
   Basic earnings per
    share                    $0.40       0%      $0.40      18%      $0.34 (a)
   Diluted
    earnings per share       $0.40       3%      $0.39      21%      $0.33 (a)

Weighted average shares
 outstanding:
   Basic                12,258,580       0% 12,266,820      -1% 12,371,748 (a)
   Common stock
    equivalents            121,981      -5%    127,999       7%    113,623 (a)
                        -----------         -----------         -----------
   Diluted              12,380,561       0% 12,394,819      -1% 12,485,371 (a)
                        ===========         ===========         ===========

(a) Adjusted for the five-for-four stock split in the form of a 25% stock dividend declared September 26, 2006.

                                      (more)

HRZB-fiscal 2007 Record Profits
April 26, 2007
Page 4

CONSOLIDATED STATEMENTS OF INCOME          Twelve Months        Twelve Months
                                               Ended                Ended
(unaudited) (in 000s, except                  March 31,            March 31,
 share data)                                    2007     Change      2006
------------------------------------------------------------------------------
Interest income:
   Interest on loans                       $    88,589    35%  $    65,857
   Interest and dividends on securities          4,011    14%        3,531
                                           ------------        ------------
      Total interest income                     92,600    33%       69,388

Interest expense:
   Interest on deposits                         32,251    61%       19,988
   Interest on borrowings                        7,882    61%        4,908
                                           ------------        ------------
      Total interest expense                    40,133    61%       24,896
                                           ------------        ------------
      Net interest income                       52,467    18%       44,492

   Provision for loan losses                     1,850   -28%        2,575
                                           ------------        ------------
      Net interest income after
       provision for loan losses                50,617    21%       41,917

Non-interest income:
   Service fees                                  3,274    13%        2,905
   Net gain on sales of loans -
    servicing released                             827   -20%        1,040
   Net gain on sales of loans -
    servicing retained                              23   -58%           55
   Net loss on sales of investment
    securities                                     (10)  -98%         (476)
   Other                                         1,724    -9%        1,887
                                           ------------        ------------
      Total non-interest income                  5,838     8%        5,411

Non-interest expense:
   Compensation and employee
    benefits                                    16,328    12%       14,614
   Building occupancy                            4,280    20%        3,575
   Other expenses                                5,640    13%        4,974
   Data processing                                 862    -3%          887
   Advertising                                     751     4%          720
                                           ------------        ------------
      Total non-interest expense                27,861    12%       24,770

Income before provision for income
 taxes                                          28,594    27%       22,558
Provision for income taxes                       9,566    39%        6,903
                                           ------------        ------------
Net Income                                 $    19,028    22%  $    15,655
                                           ============        ============

Earnings per share:
   Basic earnings per share                $      1.55    23%  $      1.26 (a)
   Diluted earnings per share              $      1.53    22%  $      1.25 (a)

Weighted average shares
 outstanding:
   Basic                                    12,287,805    -1%   12,422,000 (a)
   Common stock equivalents                    121,287     0%      120,845 (a)
                                           ------------        ------------
   Diluted                                  12,409,092    -1%   12,542,845 (a)
                                           ============        ============

(a) Adjusted for the five-for-four stock split in the form of a 25% stock dividend declared September 26, 2006.

                                      (more)

HRZB-fiscal 2007 Record Profits
April 26, 2007
Page 5

CONSOLIDATED STATEMENTS OF
 FINANCIAL CONDITION                       Three              One
(unaudited) (in                March 31,   Month   Dec 31,    Year   March 31,
 000s, except share (data)        2007     Change    2006    Change     2006
------------------------------------------------------------------------------
Assets:
   Cash and due from banks   $   40,833     37% $   29,785     69% $   24,190
   Interest-bearing deposits      5,379    -50%     10,832    -43%      9,439
   Investment securities -
    available for sale           52,865     -5%     55,676    -12%     60,137
   Investment securities -
    held to maturity                370      0%        370      0%        370
   Mortgage-backed
    securities - available
    for sale                     26,233     -2%     26,817     12%     23,351
   Mortgage-backed
    securities -
    held to maturity                148    -33%        222    -69%        482
   Federal Home Loan
    Bank stock                    7,247      0%      7,247      0%      7,247
   Gross loans receivable     1,070,759      1%  1,059,013     15%    932,694
   Reserve for loan losses      (15,889)    -1%    (15,969)    12%    (14,184)
                             -----------        -----------        -----------
   Net loans receivable       1,054,870      1%  1,043,044     15%    918,510
   Loans held for sale            4,493     -3%      4,639    -14%      5,252
   Investment in
    real estate in a
    joint venture                17,169      0%     17,136      1%     16,928
   Accrued interest and
    dividends receivable          6,626     -4%      6,894     28%      5,185
   Property and
    equipment, net               27,631      2%     27,011      5%     26,317
   Net deferred income
    tax assets                    3,733     76%      2,124     66%      2,254
   Federal income
    tax receivable                    -   -100%        837   -100%        808
   Other real estate owned          725    NA            -    NA            -
   Other assets                  22,005      2%     21,572     35%     16,258
                             -----------        -----------        -----------
      Total assets           $1,270,327      1% $1,254,206     14% $1,116,728
                             ===========        ===========        ===========

Liabilities:
   Deposits                  $  975,295      2% $  953,143     17% $  834,299
   Other borrowed funds         138,715     -7%    149,004     -2%    141,561
   Borrowing related
    to investment in
    real estate in a
    joint venture                20,243      2%     19,771     11%     18,276
   Accounts payable
    and other liabilities         9,508      6%      8,996     37%      6,919
   Advances by borrowers for
    taxes and insurance             454    106%        220     -3%        467
   Deferred compensation          2,020      2%      1,972      7%      1,883
   Federal income tax payable       237    NA            -    NA            -
                             -----------        -----------        -----------
      Total liabilities      $1,146,472      1% $1,133,106     14% $1,003,405

Stockholders' equity:
   Serial preferred
    stock, $1.00 par value;
    10,000,000 shares
    authorized; none issued or
    outstanding                       -                  -                  -
   Common stock, $1.00 par
    value; 30,000,000 shares
    authorized; 12,254,476,
    12,266,629, and 9,898,168
    shares outstanding       $   12,254      0% $   12,267     24% $    9,898
   Paid-in capital               51,489      0%     51,412     -5%     54,116
   Retained earnings             56,770      6%     53,752     23%     45,991
   Accumulated other
    comprehensive income          3,342     -9%      3,669      1%      3,318
      Total stockholders'
       equity                   123,855      2%    121,100      9%    113,323
                             -----------        -----------        -----------
      Total liabilities
       and stockholders'
       equity                $1,270,327      1% $1,254,206     14% $1,116,728
                             ===========        ===========        ===========

Intangible assets:
   Goodwill                  $      545      0% $      545      0% $      545
   Mortgage servicing asset         250     -3%        259     -1%        253
                             -----------        -----------        -----------
   Total intangible
    assets                   $      795     -1% $      804      0% $      798
                             ===========        ===========        ===========

                                      (more)

HRZB-fiscal 2007 Record Profits
April 26, 2007
Page 6


                                   March 31,       Dec 31,        March 31,
LOANS (unaudited) (in 000s)          2007            2006           2006
------------------------------------------------------------------------------
1-4 Mortgage
  1-4 Family                     $  149,885      $  150,500      $148,515
  1-4 Family construction            28,576          26,220        20,971
  Participations sold               (54,592)        (56,541)      (56,546)
                                 -----------     -----------     ---------
Subtotal                            123,869         120,179       112,940

Construction and land
 development                        405,348         390,112       262,358
Multi family residential             52,727          51,504        70,080
Commercial real estate              292,212         297,962       314,299
Commercial loans                    146,265         145,378       123,445
Home equity secured                  45,307          48,278        44,001
Other consumer loans                  5,031           5,600         5,571
                                 -----------     -----------     ---------
Subtotal                            946,890         938,834       819,754
                                 -----------     -----------     ---------
Subtotal                          1,070,759       1,059,013       932,694
Less:
  Allowance for loan
   losses                           (15,889)        (15,969)      (14,184)
                                 -----------     -----------     ---------
Net loans receivable             $1,054,870      $1,043,044      $918,510
                                 ===========     ===========     =========

Net residential loans               122,839  12%    119,164  11%  111,967  12%
Net commercial loans                143,604  13%    142,695  14%  121,117  13%
Net commercial real
 estate loans                       738,861  70%    728,150  70%  636,657  70%
Net consumer loans                   49,566   5%     53,035   5%   48,769   5%
                                 --------------- --------------- -------------
                                 $1,054,870 100% $1,043,044 100% $918,510 100%
                                 =============== =============== =============


                                    March 31,       Dec 31,        March 31,
DEPOSITS (unaudited) (in 000s)         2007           2006           2006
------------------------------------------------------------------------------
Demand Deposits
  Savings                        $   21,628   2% $   22,534   3% $ 30,808   4%
  Checking                           78,294   8%     76,513   8%   80,778  10%
  Checking - non interest
   bearing                           91,703  10%     88,862   9%   79,774  10%
  Money market                      187,912  19%    179,503  19%  156,867  18%
                                 --------------- --------------- -------------
Subtotal                            379,537  39%    367,412  39%  348,227  42%

Certificates of Deposit
  Under $100,000                    273,022  28%    269,745  28%  246,136  29%
  $100,000 and above                322,736  33%    315,986  33%  239,936  29%
                                 --------------- --------------- -------------
Total Certificates of
 Deposit                            595,758  61%    585,731  61%  486,072  58%

                                 --------------- --------------- -------------
Total                            $  975,295 100% $  953,143 100% $834,299 100%
                                 =============== =============== =============

WEIGHTED AVERAGE INTEREST              Quarter Quarter Quarter  Twelve  Twelve
 RATES:                                 Ended   Ended   Ended   Months  Months
                                                        Ended   Ended
(unaudited)                            March    Dec     March   March   March
                                         31,     31,     31,     31,     31,
                                        2007    2006    2006    2007    2006
------------------------------------------------------------------------------
  Yield on loans                        8.79%   8.86%   8.02%   8.71%    7.63%
  Yield on investments                  4.36%   4.46%   4.01%   4.36%    3.83%
                                       ------  ------  ------  ------  -------
    Yield on interest-earning
     assets                             8.45%   8.51%   7.63%   8.35%    7.27%

  Cost of deposits                      3.82%   3.74%   2.78%   3.56%    2.54%
  Cost of borrowings                    4.80%   4.91%   3.97%   4.74%    2.68%
                                       ------  ------  ------  ------  -------
    Cost of interest-bearing
     liabilities                        3.96%   3.93%   2.96%   3.74%    2.70%


                                      (more)

HRZB-fiscal 2007 Record Profits
April 26, 2007
Page 7
                                                        Twelve       Twelve
                     Quarter    Quarter     Quarter     Months       Months
AVERAGE BALANCES      Ended      Ended       Ended       Ended        Ended
(unaudited)         March 31,    Dec 31,    March 31,   March 31,   March 31,
 (in 000s)             2007       2006        2006        2007        2006
------------------------------------------------------------------------------
Loans              $1,053,947  $1,050,934  $  900,179  $1,017,461  $  862,893
Investments            88,532      91,633      95,187      91,955      92,195
                   ----------- ----------- ----------- ----------- -----------
 Total
  interest-earning
  assets            1,142,479   1,142,567     995,366   1,109,416     955,088

Deposits              942,906     931,357     813,483     906,047     787,734
Borrowings            156,840     176,135     137,032     166,276     127,284
                   ----------- ----------- ----------- ----------- -----------
 Total
  interest-bearing
  liabilities      $1,099,746  $1,107,492  $  950,515  $1,072,323  $  915,018

Average assets     $1,262,266  $1,243,702  $1,100,236  $1,213,048  $1,056,390
Average stock-
holders' equity    $  122,477  $  119,475  $  111,950  $  118,105  $  109,328

                                                        Twelve       Twelve
                     Quarter    Quarter     Quarter     Months       Months
CONSOLIDATED          Ended      Ended       Ended       Ended        Ended
FINANCIAL RATIOS    March 31,    Dec 31,    March 31,   March 31,   March 31,
(in 000s)              2007       2006        2006        2007        2006
------------------------------------------------------------------------------
Return on average
 assets               1.56%       1.57%      1.51%       1.57%        1.48%
Return on average
 equity              16.05%      16.35%     14.88%      16.11%       14.32%
Efficiency ratio     50.08%      47.53%     50.25%      47.79%       49.64%
Net interest spread   4.48%       4.58%      4.67%       4.60%        4.56%
Net interest margin   4.63%       4.70%      4.77%       4.73%        4.66%
Equity-to-assets
 ratio                9.75%       9.66%     10.15%
Equity-to-deposits
 ratio               12.70%      12.71%     13.58%
Book value per
 share              $10.11       $9.87      $9.16  (a)
Tangible book value
 per share          $10.04       $9.81      $9.09  (a)

(a) Adjusted for the five-for-four stock split in the form of a 25% stock dividend declared September 26, 2006.

                                                        Twelve       Twelve
RESERVE FOR LOAN     Quarter    Quarter     Quarter     Months       Months
LOSSES                Ended      Ended       Ended       Ended        Ended
(unaudited)         March 31,    Dec 31,    March 31,   March 31,   March 31,
 (dollars in 000s)     2007       2006        2006        2007        2006
------------------------------------------------------------------------------
Balance at beginning
 of period           $15,969    $15,511     $13,925     $14,184     $11,767
Provision for loan
 losses                    -        450         300       1,850       2,575
Charge offs - net of
 recoveries              (80)         8         (41)       (145)       (158)
                    --------   --------    --------    --------    --------
Balance at end
 of period           $15,889    $15,969     $14,184     $15,889     $14,184
Reserves/Loans
 Receivable             1.51%      1.53%       1.54%

NON-PERFORMING ASSETS
(unaudited) (dollars          March 31, Dec 31,   March 31,
 in 000s)                        2007     2006       2006
-----------------------------------------------------------
Accruing loans - 90
 days past due                   $  -    $   33   $    -
Non-accrual loans                 226     1,040    1,161
Restructured loans                  -         -        -
                              --------  -------- --------
Total non-performing loans       $226    $1,073   $1,161
Total non-performing
 loans/net loans                 0.02%     0.10%    0.13%
REO                              $725    $    -   $    -
                              --------  -------- --------
Total non-performing
 assets                          $951    $1,073   $1,161
Total non-performing
 assets/total assets             0.07%     0.09%    0.10%

Safe Harbor Statement: Except for the historical information in this news release, the matters described herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include: the ability to successfully expand existing relationships, deposit pricing and the ability to gather low-cost deposits, success in new markets and expansion plans, expense management and the efficiency ratio, expanding or maintaining the net interest margin, interest rate risk, loan quality and the loss levels expected on non-performing loans, the local and national economic environment, and other risks and uncertainties discussed from time to time in Horizon Financial's SEC filings. Accordingly, undue reliance should not be placed on forward-looking statements. These forward-looking statements speak only as of the date of this release. Horizon undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Contact:

Horizon Financial Corp.
V. Lawrence Evans, Chairman & CEO
Dennis Joines, President & COO
Rich Jacobson, Executive VP & CFO
360-733-3050